                                                                       EXHIBIT H

CICL - Retained Risk
General Liability -- 1998/99


    800
                |--------------------------------------------|
                |                                            |
                |                 ACE / XL                   |
                |                   290                      |
                |                                            |
                |--------------------------------------------|
L    510        |                                            |
i               |                   EIM                      |
m               |                   100                      |
i               |                                            |
t               |--------------------------------------------|
s               |                                            |
     410        |                  London                    |
                |                   325                      |
m               |                                            |
i               |--------------------------------------------|
l     85        |                                            |
l               |                   AIG                      |
i               |                    50                      |
o               |--------------------------------------------|
n     35        |                  AEGIS                     |
s               |                    35                      |
                |--------------------------------------------|
$               |   CICL - Difference between S.I.R. and 2   |
       2        |              4.00 Aggregate                |
                |--------------------------------------------|
                |               S.I.R. .200                  |
                |--------------------------------------------|

                                                 S.I.R. - Self Insured Retention
May 12, 1999                                     Columbia Energy Group

CICL - Retained Risk
All Risks Property - 1998|99

            600
                  |---------------------------------|
                  |                                 |
                  |                                 |
                  |                                 |
L                 |                                 |
i                 |        Onshore Combined         |
m                 |      Various Underwriters       |
i                 |             599.25              |
t                 |                                 |
s            300  |                                 |
                  |                                 |-----------------|
                  |                                 |                 |
m                 |                                 |                 |
i                 |                                 |     Offshore    |
l                 |                                 |     Various     |
l                 |                                 |      299.25     |
i                 |                                 |                 |
o            .750 |                                 |                 |
n  (for interest) |                                 |                 |
s                 |---------------------------------------------------|
                  |                                                   |
$                 |    CICL - Difference between S.I.R. and .750      |
                  |                3.00 Aggregate                     |
                  |                                                   |   / Primary Insurer
                  |                                                   |   \ (Hartford Steam Boiler)
                  |----------------------------------|                |
                  |                                  |----------------|
                  |             .250                 | .100 All Other |   - S.I.R. - Self Insured Retention
                  |     Compressors HP 1,000+        |                |
                  |                                  |                |
                  |----------------------------------|----------------|



May 12, 1999                                               Columbia Energy Group